EQ ADVISORS TRUSTSM
EQ/ClearBridge Large Cap Growth Portfolio

SUPPLEMENT DATED NOVEMBER 18, 2021 TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2021, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus and Prospectus dated May 1, 2021, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the documents at the Trust’s website at www.equitable-funds.com.

The purpose of this Supplement is to provide you with information regarding: a change to the name of the EQ/ClearBridge Large Cap Growth Portfolio (“Portfolio”); the addition of ClearBridge Investments, LLC’s (“ClearBridge” or the “Sub‑Adviser”) environmental, social and governance (“ESG”) investment process to the Portfolio’s principal investment strategy; and the addition of related principal risk disclosure.

Effective on or about March 21, 2022, the following changes are being made to the Portfolio’s Summary Prospectus — Class IA and IB Shares, Summary Prospectus — Class IA, IB and K Shares, and Prospectus:

All references to EQ/ClearBridge Large Cap Growth Portfolio are deleted and replaced with EQ/ClearBridge Large Cap Growth ESG Portfolio.

The section entitled “INVESTMENTS, RISKS, AND PERFORMANCE — Principal Investment Strategy” is amended by deleting the fourth and fifth paragraphs in their entirety and replacing them with the following information:

The Portfolio invests in companies that meet its financial and environmental, social and governance (“ESG”) criteria, as determined by the Portfolio’s Sub‑Adviser. Determination of a company’s ESG standards is based on the Sub‑Adviser’s proprietary research approach. The Sub‑Adviser will exercise judgment to determine ESG best practices based on its long history of managing ESG investment strategies through an established proprietary process.

The ESG evaluation is integrated into a thorough assessment of investment worthiness based on financial criteria as well as ESG considerations including innovative workplace policies, employee benefits and programs; environmental management system strength, eco‑efficiency and life-cycle analysis; community involvement, strategic philanthropy and reputation management; and strong corporate governance and independence of the board. The ESG analysis is conducted on a sector-specific basis, and a proprietary ESG rating is assigned to each company. The Sub‑Adviser seeks to invest over the long term in large-capitalization companies that are considered to be of high quality with sustainable competitive advantages as evidenced by high returns on capital, strong balance sheets, and capable management teams that allocate capital in an efficient manner. The Sub‑Adviser seeks to invest in leadership companies where the portfolio managers believe the market price underestimates the magnitude of future growth. Leadership may be assessed both quantitatively and qualitatively. The Sub‑Adviser seeks to select securities of companies that are category leaders with characteristics to sustain that position and grow market share consistently. The Sub‑Adviser performs rigorous analysis to understand company fundamentals, key competitive dynamics and industry structure with the belief that the best business models win over time. The Sub‑Adviser seeks to identify social or economic trends that will have an impact on the economy as a whole to support multi-year investment opportunities, allowing for compounding of earnings and cash flow. The Sub‑Adviser seeks companies with self-funding business models with significant recurring revenue and businesses with the ability to generate superior free cash flow over time. In addition, the Sub‑Adviser takes a disciplined approach to valuation and stress tests the sustainability of profitability and growth. The Sub‑Adviser will also consider emerging companies with promising future prospects that may not yet have demonstrated substantial profitability.

The Sub‑Adviser will utilize fundamental analysis to identify investment candidates with these attributes, and evaluate industry dynamics, the strength of the business model and management skill. Valuation will be carefully examined using a variety of techniques that depend on the type of company being researched. Methods typically used are discounted cash flow analysis, market implied growth and returns relative to the Sub‑Adviser’s expectations, multiple comparisons and scenario analysis.

The Sub‑Adviser may engage with and encourage company management to improve in certain ESG areas identified by the Sub‑Adviser.

The Sub‑Adviser will sell a security if the issuer no longer meets its financial or ESG criteria. In addition, the Sub‑Adviser will seek to replace securities when the company’s risk/reward profile is no longer favorable due to price appreciation or if the company’s investment fundamentals have deteriorated meaningfully relative to original expectations. Securities may also be sold to permit investment in an issuer considered by the Sub‑Adviser to be a more attractive alternative.

The section entitled “INVESTMENTS, RISKS, AND PERFORMANCE — Principal Investment Risks” is amended by adding the following information:

ESG Considerations Risk: Consideration of ESG factors in the investment process may limit the types and number of investment opportunities available to the Portfolio, and therefore carries the risk that, under certain market conditions, the Portfolio may underperform funds that do not consider ESG factors. The integration of ESG considerations may affect the Portfolio’s exposure to certain sectors or types of investments and may impact the Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Sub‑Adviser’s assessment of a company’s ESG performance may change over time, which could cause the Portfolio to temporarily hold securities that do not comply with the Portfolio’s responsible investment principles. In evaluating a company, the Sub‑Adviser is dependent upon information or data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, which could cause the Sub‑Adviser to incorrectly assess a company’s ESG performance. Successful application of the Portfolio’s ESG considerations will depend on the Sub‑Adviser’s skill in properly identifying and analyzing material ESG issues.